UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 7, 2020 (January 7, 2020)
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FEDERAL HOME LOAN BANK OF INDIANAPOLIS
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
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Federally Chartered Corporation	000-51404	35-6001443
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8250 Woodfield Crossing Blvd.
Indianapolis IN 46240
(Address of Principal Executive Offices, including Zip Code)

(317) 465-0200
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former name or former address, if changed since last report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03 Material Modification to Rights of Security Holders

On June 28, 2019, the Board of Directors (“Board”) of the Federal Home Loan Bank of Indianapolis (“Bank”) adopted an amended and restated Capital Plan (“Plan”). The Bank’s Plan defines the rights of the holders of the Bank’s Class B Capital Stock.
Pursuant to the regulations of the Federal Housing Finance Agency (“Finance Agency”), the Bank may not implement any amendment to its Plan without Finance Agency approval. On December 13, 2019, the Bank received notice from the Finance Agency of its approval of the amended and restated Plan.
The amended and restated Plan modifies the percentage ranges to be used in determining members’ Activity-based Stock purchase requirements. In general these modifications expand the percentage ranges for each type of member activity. In addition, the amended and restated Plan modernizes certain aspects of the Plan and removes certain transitional provisions that pertained to the initial adoption of the Plan in 2002 but are no longer applicable under Finance Agency regulations, and makes other technical, clarifying and conforming changes.
The foregoing description of the amended and restated Plan is qualified in its entirety by reference to the Plan, a blackline copy of which is attached to this filing as Exhibit 4.1 and incorporated by reference herein. Capitalized terms used in this Current Report but not defined shall have the meanings ascribed to them in the Plan.
The amended and restated Plan will become effective on February 10, 2020.
Item 9.01 Exhibits
A blackline copy of the Federal Home Loan Bank of Indianapolis Capital Plan, as amended and restated as of January 7, 2020 and effective as of February 10, 2020 is attached as Exhibit 4.1 and incorporated by reference in this Report.

Safe Harbor Statement
This document may contain forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 concerning plans, objectives, goals, strategies, future events or performance. Forward-looking statements can be identified by words such as “anticipates,” “intends,” “plans,” “seeks,” “believes,” “estimates,” “expects” or the negative of these terms or comparable terminology. Any forward-looking statement contained in this document reflects our current beliefs and expectations. Actual results or performance may differ materially from what is expressed in any forward-looking statements.
Any forward-looking statement contained in this document speaks only as of the date on which it was made. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 7, 2020

FEDERAL HOME LOAN BANK OF INDIANAPOLIS

By:	/s/CINDY L. KONICH
Cindy L. Konich
President - Chief Executive Officer

By:	/s/GREGORY L. TEARE
Gregory L. Teare
Executive Vice President - Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

4.1	Amended and Restricted Capital Plan of the Federal home Loan Bank of Indianapolis